UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2014

TIM HORTONS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32843	98-0641955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada	L6K 2Y1
(Address of principal executive offices)	(Zip Code)
(905) 845-6511
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On August 6, 2014, management of Tim Hortons Inc. (the “Corporation”) will review the attached slide presentation during the Corporation’s second quarter 2014 earnings conference call. The presentation materials are attached hereto as Exhibit 99.1 and incorporated herein by reference. These materials may also be used by the Corporation at one or more subsequent conferences with analysts, investors, or other stakeholders.
The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Corporation's Securities and Exchange Commission filings and other public announcements. The Corporation undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.
The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that section. Furthermore, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be incorporated by reference into the filings of the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Earnings conference call slide presentation materials used beginning on August 6, 2014.

Exhibit 99.2	Safe Harbor Statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date:	August 6, 2014	By:	/s/ JILL E. SUTTON
Jill E. Sutton
Executive Vice President, General Counsel and Secretary